Global Atlantic PIMCO Tactical Allocation Portfolio

(formerly FVIT PIMCO Tactical Allocation Portfolio)

Class II shares

1-877-881-7735

www.globalatlantic.com

Summary Prospectus April 29, 2016

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated April 29, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/GlobalAtlanticDocuments. You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderGlobalAtlantic@thegeminicompanies.com.

Investment Objectives: The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Portfolio Operating Expenses	1.26%
Fee Waiver and/or Reimbursement(2)	(0.08)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.18%
(1)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(2)	The Portfolio’s adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2017, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.14% of average daily net assets attributable to the Portfolio’s shares. The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the adviser.

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Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$392	$684	$1,516

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the period April 30, 2015 to December 31, 2015, the Portfolio’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Portfolio’s sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), will invest the Portfolio’s assets in a combination of equity securities, fixed income instruments, forwards and derivatives. PIMCO utilizes a tactical allocation process to actively adjust the Portfolio’s exposure to asset classes based on estimated volatility and drawdown.

The Portfolio’s investments will be utilized, in part, to manage the Portfolio’s volatility. A higher volatility level indicates more frequent or rapid up and down fluctuations in the value of the Portfolio relative to a lower volatility level. For example, in a more volatile market environment, PIMCO may reduce the Portfolio’s equity exposure in an attempt to potentially reduce Portfolio volatility. Conversely, when market volatility is low, PIMCO may increase the Portfolio’s equity exposure in order to increase Portfolio volatility and the Portfolio’s exposure to the market. PIMCO may increase or decrease equity exposure by buying and selling equity-related instruments, including derivatives. PIMCO may also adjust the Portfolio’s volatility target in seeking to mitigate large Portfolio drawdowns. Under adverse market conditions or during periods of falling security prices, actions taken by PIMCO to manage volatility may significantly reduce the Portfolio’s net equity exposure.

In seeking to manage the Portfolio’s volatility and downside risk, the Portfolio will typically adjust its overall equity exposure between 50% and 75% of its net assets, and, under normal circumstances, will maintain a minimum equity exposure equal to 30% of its net assets. The Portfolio will typically seek to achieve exposure to equity related sectors by investing in a combination of exchange traded funds (“ETFs”), futures contracts, forwards, swap agreements and options. The Portfolio may also invest directly in equity securities.

“Fixed income instruments” include (i) securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; (iii) mortgage-backed and other asset-backed securities; (iv) inflation-indexed bonds issued both by governments and corporations; (v) structured notes, including hybrid or “indexed” securities and event-linked bonds; (vi) bank capital and trust preferred securities; (vii) loan participations and assignments; (vii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments; (xi) debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and (xii) obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on Fixed Income Instruments to the extent permitted under the Investment Company Act of 1940, as amended, or exemptive relief therefrom. The Portfolio may invest in both investment-grade securities and high yield securities (“junk bonds”), subject to a maximum of 10% of the Portfolio’s total assets invested in securities rated below B by lower of Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

There is no limitation on the market capitalization range of the issuers in which the Portfolio may have exposure. The Portfolio may invest, without limitation, in instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Up to 15% of the Portfolio’s total assets may be exposed to securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Portfolio may also engage in currency management strategies. The Portfolio may invest in equity or fixed income securities that may be distressed, illiquid or that may become less liquid in response to market developments or adverse investor perceptions.

Under normal conditions, the Portfolio will invest in hedging instruments in seeking to reduce the Portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO may use various hedging instruments to accomplish this goal, including options on one or more market indices.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Asset Allocation Risk: The Portfolio’s percentage allocations among its investments could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.
▪	Cash Management and Defensive Investing Risks: Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the Portfolio’s yield will go down. To the extent that the Portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
▪	Conflicts of Interest Risk: The Portfolio’s strategy is designed to reduce the Portfolio’s return volatility and may also reduce the risks assumed by the insurance company that sponsors your variable annuity contract. This facilitates the insurance company’s ability to provide certain guaranteed benefits but may reduce a contract holder’s ability to fully participate in rising markets. Although the interests of contract holders and the insurance company are generally aligned, the insurance company (and the Adviser due to its affiliation with the insurance company) may face potential conflicts of interest. Specifically, the Portfolio’s strategy may have the effect of mitigating the financial risks to the insurance company when providing certain guaranteed benefits.
▪	Currency Management Strategies Risk: Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser or sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. The use of derivatives may also result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. Many types of derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, the fluctuations in the values of derivatives may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
▪	Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a portfolio company, the Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
▪	Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
▪	Equity Risk: Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
▪	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Because the Portfolio’s investments include shares of the ETFs, or investments in financial instruments that provide exposure to the ETFs, the Portfolio’s risks include the risks of each ETF. For this reason, the risks associated with investing in the Portfolio include the risks of investing in each ETF. The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track.

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▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligations early, reducing the amount of interest payments), extension risk (repayments may occur more slowly if interest rates rise) and income risk (distributions to shareholders may decline where interest rates fall or defaults occur). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.
▪	Focus Risk: To the extent that the Portfolio focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
▪	Foreign Currency Risk: Exposure to foreign securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
▪	Geographic Risk: Concentration of the investments of the Portfolio in issuers located in a particular country or region will subject the Portfolio to a greater extent to the risks associated with the country or region than if the investments were less concentrated.
▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance or the historical and prospective earnings of the issuer.
▪	High-Yield Debt Securities Risk: Lower-quality bonds (including loans), known as "high-yield" or "junk" bonds, and unrated securities of similar credit quality involve greater risk of a complete loss of an investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt securities are typically not as strong financially as those issuing securities of higher credit quality. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than higher quality securities. High-yield debt securities are generally less liquid than higher quality securities, making them harder to sell and harder to value.
▪	Limited History of Operations Risk: The Portfolio has a limited history of operations for investors to evaluate.
▪	Liquidity Risk: Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period, which may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions.
▪	Management Risk: The Portfolio’s strategies may not produce the desired results, and may result in losses to the Portfolio.
▪	Market Risk: Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
▪	Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Portfolio may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Portfolio may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Portfolio’s share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
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▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.
▪	Portfolio Structure Risk: The Portfolio invests in Underlying Funds and incurs expenses related to each Underlying Fund. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio.
▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.
▪	Short Positions Risk: Losses from short positions in derivatives contracts occur when the reference instrument increases in value. Losses from a short position in a derivatives contract could potentially be very large if the value of the underlying reference instrument rises dramatically in a short period of time.
▪	Small Capitalization Securities Risk: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities issuers may have more limited product lines, markets and financial resources and may depend on a relatively small management group.
▪	Tactical Asset Allocation Risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
▪	Underlying Fund Risk: Because the Portfolio’s investments include shares of the Underlying Funds, the Portfolio’s risks include the risks of each Underlying Fund.
▪	Volatility Management Risk: The Portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. Volatility management is intended to reduce the overall risk of investing in the Portfolio but may not work as intended, may result in periods of underperformance and may limit the Portfolio's ability to participate in rising markets.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Global Atlantic Investment Advisors, LLC. The Portfolio’s sub-adviser is Pacific Investment Management Company, LLC (“PIMCO”).

Portfolio Manager	Title	Involved with Portfolio Since
Josh Davis, Ph.D.	Executive Vice President of PIMCO	April 30, 2015
Sudi Mariappa	Managing Director of PIMCO	April 30, 2015

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay Forethought Life Insurance Company (“FLIC”) for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.